UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

Integrity Applications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-54785	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

19 Ha’Yahalomim St., P.O. Box 12163, Ashdod, Israel	L3 7760049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972 (8) 675-7878

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On December 21, 2018, Integrity Applications, Inc., a Delaware corporation (the “Corporation”), held an annual meeting of shareholders (the “Meeting”). The number of shares of the Corporation's capital stock outstanding, as of November 23, 2018, the Record Date, was (1) 7,748,586 shares of Common Stock; (2) 376 shares of Series A Preferred Stock; (3) 15,031 shares of Series B Preferred Stock; and (4) 12,004 shares of Series C Preferred Stock on the Record Date, with shares of Series A Preferred Stock convertible into an aggregate of 83,556 shares of Common Stock, shares of Series B Preferred Stock convertible into an aggregate of 3,340,251 shares of Common Stock and shares of Series C Preferred Stock convertible into an aggregate of 2,667,511 shares of Common Stock. The number of shares represented at the Meeting in person or by proxy was as follows: 5,443,047 shares of Common Stock; (2) 250 shares of Series A Preferred Stock; (3) 8,845 shares of Series B Preferred Stock; and (4) 8,026 shares of Series C Preferred Stock on the Record Date, with shares of Series A Preferred Stock convertible into an aggregate of 55,556 shares of Common Stock, shares of Series B Preferred Stock convertible into an aggregate of 1,965,556 shares of Common Stock and shares of Series C Preferred Stock convertible into an aggregate of 1,783,556 shares of Common Stock. The number of shares present constituted a quorum for the business to be conducted at the Meeting.

At the Meeting, the Company’s stockholders approved the following proposals:

After review and tabulation, the ballots and proxies case for and against granting authority to the Board of Directors to effect a reverse split:

Votes For	Votes Against	Abstentions
8,005,594	1,234,120	8,000

After review and tabulation, the ballots and proxies cast for and against the increase in authorized shares:

Votes For	Votes Against	Abstentions
8,047,313	1,190,541	8,000

After review and tabulation, the ballots and proxies cast for and against the reelection of each of the following current directors of the Company, who were candidates for reelection:

Name	Votes For	Votes Against	Abstentions
Angela Strand	7,343,829	51,370	1,179,859
Robert Fischell	7,345,789	51,270	1,179,859
Michael Hauck	7,343,829	51,370	1,179,859
David Podwalski	7,343,829	51,370	1,179,859
Revan Schwartz	7,343,929	51,270	1,179,859

After review and tabulation, the ballots and proxies case for and against the ratification of the appointment of Fahn Kanne as the Corporations independent registered public accountants for fiscal 2018:

Votes For	Votes Against	Abstentions
8,056,027	10,968	1,179,859

After review and tabulation, the ballots and proxies case for and against a non-binding, advisory basis, at least once every three years, the compensation of our named executive officers as disclosed in the Corporation’s Proxy Statement:

Votes For	Votes Against	Abstentions
7,392,779	2,420	1,179,859

After review and tabulation, the ballots and proxies cast for and against the amendment of the Corporation’s certificate of incorporation to permit holders of designated series of its preferred stock to amend their certificates of designation without the approval of holders of our common stock:

Votes For	Votes Against	Abstentions
7,335,773	1,224,729	9,000

After review and tabulation, the ballots and proxies cast for and against the amendment of the Series A Certificate of Designation by replacing Section 8 in its entirety with a forced conversion at the sole discretion of the Corporation:

Common and Series A Preferred as One Class

Votes For	Votes Against	Abstentions
7,336,273	1,230,785	8,000

Series A Preferred

Votes For	Votes Against	Abstentions
55,556	0	0

After review and tabulation, the ballots and proxies cast for and against the amendment of the Series B Certificate of Designation by replacing Section 8 in its entirety with a forced conversion at the sole discretion of the Corporation:

Common and Series B Preferred as One Class

Votes For	Votes Against	Abstentions
7,336,273	1,230,785	8,000

Series B Preferred

Votes For	Votes Against	Abstentions
1,960,000	5,556	0

After review and tabulation, the ballots and proxies cast for and against the amendment of the Series C Certificate of Designation by replacing Section 8 in its entirety with a forced conversion at the sole discretion of the Corporation:

Common and Series C Preferred as One Class

Votes For	Votes Against	Abstentions
7,336,273	1,230,785	8,000

Series C Preferred

Votes For	Votes Against	Abstentions
1,783,556	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2018

INTEGRITY APPLICATIONS, INC.

By:	/s/ Sami Sassoun
Name:	Sami Sassoun
Title:	Chief Financial Officer